Supplement to the
Fidelity® Select Portfolios®
Information Technology Sector
April 29, 2019
Prospectus

The following information replaces similar information for Semiconductors Portfolio found in the “Fund Summary” section under the "Portfolio Manager(s)" heading.

Stephen Barwikowski (co-manager) has managed the fund since January 2009.

Adam Benjamin (co-manager) has managed the fund since March 2020.

It is expected that Mr. Barwikowski will retire effective on or about June 30, 2020. At that time, Mr. Benjamin will assume sole portfolio manager responsibilities for the fund.

The following information replaces the biographical information for Semiconductors Portfolio found in the “Fund Management” section under the "Portfolio Manager(s)" heading.

Stephen Barwikowski is co-manager of Semiconductors Portfolio, which he has managed since January 2009. He also manages other funds. Since joining Fidelity Investments in 1999, Mr. Barwikowski has worked as a research analyst and portfolio manager.

Adam Benjamin is co-manager of Semiconductors Portfolio, which he has managed since March 2020. He also manages other funds. Since joining Fidelity Investments in 2011, Mr. Benjamin has worked as a research analyst and portfolio manager.

It is expected that Mr. Barwikowski will retire effective on or about June 30, 2020. At that time, Mr. Benjamin will assume sole portfolio manager responsibilities for the fund.

SELTEC-20-01 1.918659.128	March 16, 2020